Exhibit 99.1

MetaWorks’ Announces Closing of Non-Brokered Private Placement

Fairfield, CA. March 31, 2023 – MetaWorks Platforms, Inc. (“MetaWorks” or the “Company”), (CSE: MWRK and OTCQB: MWRK) is pleased to announce the closing of a non-brokered private placement (the “Offering”), whereby the Company issued 8,600,000 units (each, a “Unit”) at a price of US$0.044 per Share for aggregate gross proceeds of US$378,400. Each Unit is comprised of one share of common stock of the Company (each, a “Share”) and one-half of one transferable common stock purchase “A” warrant (each whole “A” warrant, an “A Warrant”) and one-half of one transferable common stock purchase “B” warrant (each whole “B” warrant, a “B Warrant”, and together with the A Warrants, the “Warrants”), with each A Warrant being exercisable into one additional Share (each, an “A Warrant Share”) at an exercise price of US$0.35 per A Warrant Share for a period of six months following the date of the closing, and each B Warrant being exercisable into one additional Share (each, an “B Warrant Share”) at an exercise price of US$1.00 per B Warrant Share for a period of nine months after the date of the closing.

The Company did not pay any finder’s fees in connection with the Offering.

The Company intends to use the aggregate proceeds of the Offering for general corporate and working capital purposes.

None of the securities issued in connection with the Offering have been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), and none may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About MetaWorks Platforms, Inc.

MetaWorks Platforms, Inc. (CSE: MWRK and OTCQB: MWRK) is an award-winning full-service blockchain and Web3 development platform that empowers Fortune 5000 brands to create and monetize their metaverse.

For more information on MetaWorks, please visit us at www.metaworksplatforms.io. For additional investor info, visit www.metaworksplatform.io or www.sedar.com, and www.sec.gov, searching MWRK.

Media Contact

Arian Hopkins

arian.hopkins@metaworksplatforms.io

Company Contact

Scott Gallagher, President

scott@metaworksplatforms.io

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements.” Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things statements regarding the intended use of proceeds of the Offering. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. The reader is cautioned that assumptions used in the preparation of any forward-looking statements may prove to be incorrect. Events or circumstances may cause actual results to differ materially from those predicted, as a result of numerous known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Company. The reader is cautioned not to place undue reliance on any forward-looking statement. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials, including documents filed with the Securities and Exchange Commission and the Canadian securities regulators and which can be obtained from either at www.sec.gov or www.sedar.com. The forward-looking statements contained in this news release are made as of the date of this news release and the Company assumes no obligation to update any forward-looking statement or to update the reasons why actual results could differ from such statements except to the extent required by law.